Exhibit 10.33

FIRST AMENDMENT
TO
LOAN AGREEMENT

THIS FIRST AMENDMENT to Loan Agreement (this “Amendment”) is entered into this 2nd day of August, 2018, by and between ____________________, a _______________ (“Lender”), and WORKHORSE GROUP INC., a Nevada corporation (“Borrower”).

Recitals

A. Lender and Borrower have entered into that certain Loan Agreement dated as of July 6, 2018 (as the same may from time to time be amended, modified, supplemented or restated, the “Loan Agreement”), pursuant to which Lender has made a loan to Borrower for the purposes permitted in the Loan Agreement.

B. Borrower has requested that Lender amend the Loan Agreement to (i) make an additional loan to Borrower, and (ii) make certain other revisions to the Loan Agreement as more fully set forth herein.

C. Lender has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. Amendments to Loan Agreement.

2.1 Section 2.1.1(a) (Availability). Section 2.1.1(a) of the Loan Agreement is amended in its entirety and replaced with the following:

“(a) Availability.

(i) Subject to the terms and conditions of this Agreement, on the Effective Date Lender advanced to Borrower an aggregate amount equal to Six Million One Hundred Thousand Dollars ($6,100,000.00) (the “Original Loan”). The proceeds of the Original Loan shall have been used by Borrower to make the payments set forth on Schedule 2.1.1. Borrower acknowledges that the payment of the Original Loan proceeds directly to the parties set forth on Schedule 2.1.1 pursuant to instructions provided by Borrower to Lender in writing constituted the making of the Original Loan by Lender to Borrower.

(ii) Subject to the terms and conditions of this Agreement, on the First Amendment Effective Date, Lender shall lend to Borrower an aggregate amount not to exceed One Million Seven Hundred Thousand Dollars ($1,700,000.00) (the “First Amendment Loan” and together with the Original Loan, the “Loan”). The proceeds of the First Amendment Loan shall be used by Borrower for working capital and general corporate purposes of Borrower.”

2.2 Section 2.2 (Interest Calculation). Section 2.2(c)(ii) of the Loan Agreement is amended in its entirety and replaced with the following: “(ii) the date on which the Loan is advanced shall be included and the date of payment shall be excluded.”

2.3 Section 5.9 (Use of Proceeds). Section 5.9 of the Loan Agreement is amended in its entirety and replaced with the following:

“5.9 Use of Proceeds. The proceeds of (i) the Original Loan shall be used exclusively by Borrower to pay in full in cash on the Effective Date the obligations described on Schedule 2.1.1 and (ii) the First Amendment Loan shall be used exclusively by Borrower for working capital and general corporate purposes of Borrower (collectively, the “Proceeds Purposes”), and, in each case, not for personal, family, household or agricultural purposes.”

2.4 Section 6.12(h) (Mortgages). Section 6.12(h) is amended by deleting the words “Within sixty (60) days after the Effective Date” and substituting the following therefor: “Concurrently with the repayment of the Existing Mortgage Loan and in no case later than October 1, 2018”.

2.5 Section 6.12(j) (Sale Process and Financing Milestones). Sections 6.12(j)(i) and (iii) are amended by deleting the reference to “July 16, 2018” therein and substituting “August 1, 2018” therefor.

2.6 Section 6 (Affirmative Covenants). Section 6 is further amended by adding a new Section 6.13 at the end thereof as follows:

“6.13 Repayment of Mortgage Loan. Immediately upon receipt of the proceeds from the Equity Offering, and in no case later than October 1, 2018, Borrower shall repay in full the principal amount of $1,850,000 together with interest and all other obligations owing to Spring Valley Bank pursuant to that certain Mortgage secured by Borrower’s facility located at 100 Commerce Drive, Loveland, Ohio 45140 (the “Existing Mortgage Loan”) and deliver evidence that the mortgage securing the Existing Mortgage Loan has been released.”

2.7 Section 13 (Definitions). The following terms and their respective definitions hereby are added or amended and restated in their entirety in Section 13.1 of the Loan Agreement, as appropriate, as follows:

“First Amendment Effective Date” is August 2, 2018.

“First Amendment Loan” is defined in Section 2.1.1(a)(ii).

“Original Loan” is defined in Section 2.1.1(a)(i).

3. Limitation of Amendments.

3.1 The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Lender may now have or may have in the future under or in connection with any Loan Document.

3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

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4. Representations and Warranties. To induce Lender to enter into this Amendment, Borrower hereby represents and warrants to Lender as follows:

4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects as of such date), and (b) no Event of Default has occurred and is continuing;

4.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3 The organizational documents of Borrower delivered to Lender on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any material contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

4.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5. Acknowledgement and Consent. Each guarantor (or pledgor) listed on the signatures pages hereof (each, a “Guarantor”) hereby acknowledges and agrees that the Guarantee and Collateral Agreement and each other Loan Document to which it is a party or otherwise bound (each, a “Credit Support Document”) shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Guarantor represents and warrants that all representations and warranties contained in the Loan Agreement as amended by this Amendment and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Loan Agreement or any other Loan Document to consent to the amendments to the Loan Agreement effected pursuant to this Amendment and (ii) nothing in the Loan Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Loan Agreement.

6. Fees and Expenses. Borrower acknowledges that all actual and reasonable costs and expenses incurred by Lender and all reasonable fees, expenses, and disbursements of its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrower as a Lender Expense.

7. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

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8. Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Lender of (i) this Amendment by each party hereto and (ii) written consent of Borrower’s board of directors to this Amendment and the transactions contemplated hereby, (b) Borrower’s payment of all Lender Expenses incurred and invoiced as of the date hereof, and (c) delivery of such other documents as Lender may request.

[Balance of Page Intentionally Left Blank]

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In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BORROWER:

WORKHORSE GROUP INC.

By:
Name:
Title:

GUARANTORS:

WORKHORSE TECHNOLOGIES INC.

By:
Name:
Title:

WORKHORSE PROPERTIES INC.

By:
Name:
Title:

WORKHORSE MOTOR WORKS INC

By:
Name:
Title:

SUREFLY, INC.

By:
Name:
Title:

[Signature Page to First Amendment to Loan Agreement]

LENDER:

By:
Name:
Title:

[Signature Page to First Amendment to Loan Agreement]